UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report: (Date of earliest event reported): November 4, 2003


                            MARVEL ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


Delaware                             001-13638                     13-3711775
(State or other jurisdiction of  (Commission file number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


10 East 40th Street, New York, New York                           10016
(Address of principal executive offices)                        (Zip code)


                          (212) 576-4000 (Registrant's
                     telephone number, including area code)





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Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press release of the Registrant dated November 4, 2003.

          99.2 Transcript of conference call hosted by the Registrant on November 4, 2003.


Item 12. Disclosure of Results of Operations and Financial Condition

          (a) On November 4, 2003, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its financial results for its third fiscal quarter ended September 30, 2003.

          (b) On November 4, 2003, the Registrant hosted a conference call on the subject of its financial results for its third fiscal quarter ended September 30, 2003, and made the call available to listeners by webcast. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.


                                  EXHIBIT INDEX

 Exhibit No.       Description

 99.1              Press release of the Registrant dated November 4, 2003.
 99.2 Transcript of conference call hosted by the Registrant on November 4, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MARVEL ENTERPRISES, INC.


                            By:           /s/   Allen S. Lipson
                            ---------------------------------------------------
                            Name:       Allen S. Lipson
                            Title:      President and Chief Executive Officer

Date: November 11, 2003